EXHIBIT 10.1

Execution Copy

FIRST AMENDMENT TO THIRD AMENDED AND RESTATED
REVOLVING CREDIT AGREEMENT

THIS FIRST AMENDMENT TO THIRD AMENDED AND RESTATED REVOLING CREDIT AGREEMENT (this “First Amendment”), dated as of December 19, 2018, is among WESTERN GAS PARTNERS, LP, as the Borrower, WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent, the Lenders party hereto, BARCLAYS BANK PLC, CITIBANK, N.A., MIZUHO BANK, LTD., MUFG BANK, LTD., PNC BANK, NATIONAL ASSOCIATION and U.S. BANK NATIONAL ASSOCIATION, as Syndication Agents (herein, together with their respective successors and assigns in such capacity, each a “Syndication Agent”), BANK OF MONTREAL, BRANCH BANKING AND TRUST COMPANY, CAPITAL ONE, NATIONAL ASSOCIATION, COMERICA BANK, CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, DEUTSCHE BANK AG NEW YORK BRANCH, ROYAL BANK OF CANADA, SOCIETE GENERALE, THE BANK OF NOVA SCOTIA, HOUSTON BRANCH and THE TORONTO-DOMINION BANK, NEW YORK BRANCH, as Documentation Agents (herein, together with their respective successors and assigns in such capacity, each a “Documentation Agent”), and Wells Fargo Securities, LLC, Barclays Bank PLC, Citigroup Global Markets Inc., Mizuho Bank, Ltd., MUFG Bank, Ltd., PNC Capital Markets LLC, and U.S. Bank National Association, as joint lead arrangers and joint bookrunners (herein, together with their respective successors and assigns in such capacity, each an “Arranger”).
R E C I T A L S
A.    The Borrower, the Administrative Agent and the Lenders are parties to that certain Third Amended and Restated Revolving Credit Agreement dated as of February 15, 2018 (the “Credit Agreement”), pursuant to which the Lenders have made certain loans to and extensions of credit for the account of the Borrower.
B.    The Borrower has requested and the Majority Lenders have agreed to amend certain provisions of the Credit Agreement as set forth in this First Amendment.
C.    NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
Section 1.    Defined Terms. Each capitalized term used herein but not otherwise defined herein has the meaning given such term in the Credit Agreement. Unless otherwise indicated, all article and section references in this First Amendment refer to articles and sections of the Credit Agreement. As used herein, “Exiting Lender” means any Person that is a Lender under the Credit Agreement immediately prior to the First Amendment Effective Date and not a signatory hereto as a Lender.
Section 2.    Amendments to Credit Agreement.
2.1    Amendments to Section 1.01.
(a)    The following definitions in Section 1.01 of the Credit Agreement are hereby deleted and replaced in their entirety to read as follows:

“Agreement” – this Third Amended and Restated Revolving Credit Agreement, as amended by the First Amendment and as the same may from time to time be further amended, modified, supplemented or restated.
“Arranger” – as defined in the preamble of the First Amendment.
“Documentation Agent” – as defined in the preamble of the First Amendment.
“Syndication Agent” – as defined in the preamble of the First Amendment.
(b)    The following definitions are hereby added to Section 1.01 of the Credit Agreement where alphabetically appropriate to read as follows:
“Benefit Plan” means any of (a) an “employee benefit plan” (as defined in ERISA) that is subject to Title I of ERISA, (b) a “plan” as defined in and subject to Section 4975 of the Code or (c) any Person whose assets include (for purposes of ERISA Section 3(42) or otherwise for purposes of Title I of ERISA or Section 4975 of the Code) the assets of any such “employee benefit plan” or “plan”.
“First Amendment” means the First Amendment to Third Amended and Restated Revolving Credit Agreement dated as of December 19, 2018 among the Borrower, the Administrative Agent and the Lenders party thereto.
“PTE” means a prohibited transaction class exemption issued by the U.S. Department of Labor, as any such exemption may be amended from time to time.
2.2    Lender ERISA Representations. Article IX of the Credit Agreement is hereby amended by adding a new Section 9.12 at the end thereof, to read as follows:
Section 9.12. Certain ERISA Matters.
(a)    Each Lender (x) represents and warrants, as of the date such Person became a Lender party hereto, and (y) covenants, from the date such Person became a Lender party hereto to the date such Person ceases being a Lender party hereto, for the benefit of, the Administrative Agent, the Arrangers and their respective Affiliates, and not, for the avoidance of doubt, to or for the benefit of the Borrower, that at least one of the following is and will be true:
(i)    such Lender is not using “plan assets” (within the meaning of Section 3(42) of ERISA or otherwise) of one or more Benefit Plans in connection with the Loans or the Commitments,
(ii)    the transaction exemption set forth in one or more PTEs, such as PTE 84-14 (a class exemption for certain transactions determined by independent qualified professional asset managers), PTE 95-60 (a class exemption for certain transactions involving insurance company general accounts), PTE 90-1 (a class exemption for certain transactions involving insurance company pooled separate accounts), PTE 91-38 (a class exemption for certain transactions involving bank

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collective investment funds) or PTE 96-23 (a class exemption for certain transactions determined by in-house asset managers), is applicable with respect to such Lender’s entrance into, participation in, administration of and performance of the Loans, the Commitments and this Agreement,
(iii)    (A) such Lender is an investment fund managed by a “Qualified Professional Asset Manager” (within the meaning of Part VI of PTE 84-14), (B) such Qualified Professional Asset Manager made the investment decision on behalf of such Lender to enter into, participate in, administer and perform the Loans, the Commitments and this Agreement, (C) the entrance into, participation in, administration of and performance of the Loans, the Commitments and this Agreement satisfies the requirements of sub-sections (b) through (g) of Part I of PTE 84-14 and (D) to the best knowledge of such Lender, the requirements of subsection (a) of Part I of PTE 84-14 are satisfied with respect to such Lender’s entrance into, participation in, administration of and performance of the Loans, the Commitments and this Agreement, or
(iv)    such other representation, warranty and covenant as may be agreed in writing between the Administrative Agent, in its sole discretion, and such Lender.
(b)    In addition, unless either (1) sub-clause (i) in the immediately preceding clause (a) is true with respect to a Lender or (2) a Lender has provided another representation, warranty and covenant in accordance with sub-clause (iv) in the immediately preceding clause (a), such Lender further (x) represents and warrants, as of the date such Person became a Lender party hereto, and (y) covenants, from the date such Person became a Lender party hereto to the date such Person ceases being a Lender party hereto, for the benefit of, the Administrative Agent, the Arrangers and their respective Affiliates, and not, for the avoidance of doubt, to or for the benefit of the Borrower, that none of the Administrative Agent, the Arrangers or any of their respective Affiliates is a fiduciary with respect to the assets of such Lender involved in the Loans, the Commitments and this Agreement (including in connection with the reservation or exercise of any rights by the Administrative Agent under this Agreement or any documents related hereto).
2.3    Extension of Maturity Date. With respect to the Borrower’s request pursuant to Section 2.24 of the Credit Agreement to extend the Maturity Date applicable to each Lender for one additional year from the existing Maturity Date (the “Extension”), subject to the satisfaction of the conditions precedent set forth in Section 3 (and the conditions set forth in Section 2.24(c) of the Credit Agreement as of the effective date of such Extension), effective as of February 15, 2019, the Maturity Date applicable to each Lender is hereby extended one year from February 15, 2023 to February 15, 2024. The Borrower hereby acknowledges and agrees that (i) pursuant to Section 2.24 of the Credit Agreement, the Borrower may make not more than two requests during the term of the Credit Agreement for a one-year extension of the Maturity Date, (ii) Borrower’s request for the Extension is Borrower’s first such request under Section 2.24 of the Credit Agreement and (iii) Borrower has one such remaining request under Section 2.24 of the Credit Agreement. Each of the undersigned Lenders waives the requirement set forth in Section 2.24(a) that Borrower shall not make such request to extend the Maturity Date earlier than 30 days prior to February 15, 2019.

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2.4    Applicable Percentages; Maximum Credit Amounts. Subject to the satisfaction of the conditions precedent set forth in Section 3, and so long as no Event of Default has occurred and is continuing, effective upon the consummation of Borrower’s acquisition of substantially all of Anadarko’s remaining midstream assets and the acquisition by Western Gas Equity Partners, LP of all publicly held common units of Borrower and substantially all of the units of Borrower owned by Anadarko pursuant to and as contemplated by that certain Contribution Agreement and Agreement and Plan of Merger dated November 7, 2018 among Anadarko Petroleum Corporation and certain Affiliates, including Borrower, as may be amended, supplemented or modified (and so long as such transactions shall have been consummated on or prior to June 30, 2019):
(a)    Annex I to the Credit Agreement shall be amended hereby in its entirety to read as set forth on Annex I attached hereto; and
(b)    The reference to “$2,000,000,000” in Section 2.09(a)(v) of the Credit Agreement shall be amended hereby to refer instead to “$2,500,000,000”.
2.5    Maximum LC Issuance Amounts. Annex II to the Credit Agreement is hereby amended in its entirety to read as set forth on Annex II attached hereto.
2.6    Ratable Loans and Commitments; Exiting Lenders. The undersigned Lenders agree and acknowledge that in connection with the effectiveness of this First Amendment, the Borrower, the Administrative Agent and the Lenders shall make adjustments to (i) the outstanding principal amount of Revolving Loans, but not any interest accrued thereon prior to the First Amendment Effective Date or any accrued facility fees prior to the First Amendment Effective Date), including the borrowing of such additional Revolving Loans (which may include Eurodollar Loans and the repayment of Revolving Loans (which may include the prepayment or conversion of Eurodollar Loans) and the prepayment in full of all outstanding Revolving Loans made by Exiting Lenders (if any), plus all applicable accrued interest, fees and expenses as shall be necessary to provide for Revolving Loans by each Lender in the amount of its new Applicable Percentage of all Revolving Loans as of the First Amendment Effective Date, and (ii) participations in any outstanding Letters of Credit issued under the Credit Agreement to provide for each Lender’s participation in such Letters of Credit equal to such Lender’s new Applicable Percentage of the aggregate amount available to be drawn under each such Letter of Credit as of the First Amendment Effective Date. In connection with the foregoing each Lender shall be deemed to have made an assignment of its outstanding Revolving Loans and Commitments, and assumed outstanding Revolving Loans and Commitments of other Lenders, all at the request of the Borrower, as may be necessary to effect the foregoing, and each Existing Lender hereby waives any right to any reimbursement under Section 2.21 hereof with respect thereto. Each of the undersigned Lenders waives any requirement under the Credit Agreement that notice with respect to any such borrowing, prepayment or other transaction described in this Section 2.6 be given. As of the First Amendment Effective Date, each Exiting Lender shall cease to be a Lender under the Credit Agreement and shall be released from its obligations under the Credit Agreement.
Section 3.    Conditions Precedent. This First Amendment shall not become effective until the date on which each of the following conditions is satisfied (or waived in accordance with Section 10.02 of the Credit Agreement) (the “First Amendment Effective Date”):

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3.1    The Administrative Agent shall have received from the Majority Lenders and the Borrower, counterparts (in such number as may be requested by the Administrative Agent) of this First Amendment signed on behalf of such Persons.
3.2    The Administrative Agent and the Lenders shall have received all extension, increase and other fees and other amounts due and payable on the First Amendment Effective Date, including, to the extent invoiced at least one Business Day prior to the First Amendment Effective Date (unless the Borrower otherwise consents), reimbursement or payment of all out-of-pocket expenses required to be reimbursed or paid by the Borrower hereunder.
3.3    The Borrower shall have entered into a term loan facility among the Borrower, Barclays Bank PLC, as administrative agent and the lenders party thereto, with no terms therein materially less favorable to or more onerous or restrictive on the Borrower, and the Administrative Agent shall have received a copy thereof.
3.4    No Default or Event of Default shall have occurred and be continuing, both prior and after giving effect to the terms of this First Amendment.
3.5    The Administrative Agent shall have received (a) copies of corporate resolutions certified by the Secretary or Assistant Secretary of the Borrower, or such other evidence as may be satisfactory to the Administrative Agent, demonstrating that the Borrower’s incurrence of indebtedness under the Credit Agreement with a Maturity Date as extended pursuant to Section 2.4 hereof has been duly authorized by all necessary corporate action and (b) such other documents as the Administrative Agent or special counsel to the Administrative Agent may reasonably request.
The Administrative Agent is hereby authorized and directed to declare this First Amendment to be effective when it has received documents confirming or certifying, to the satisfaction of the Administrative Agent, compliance with the conditions set forth in this Section 3 or the waiver of such conditions as permitted hereby. Such declaration shall be final, conclusive and binding upon all parties to the Credit Agreement for all purposes.
Section 4.    Miscellaneous.
4.1    Confirmation. The provisions of the Credit Agreement, as amended by this First Amendment, shall remain in full force and effect following the effectiveness of this First Amendment. The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or the Administrative Agent under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents.
4.2    Ratification and Affirmation; Representations and Warranties. The Borrower hereby (a) ratifies and affirms its respective obligations under, and acknowledges, renews and extends its respective continued liability under, each Loan Document to which it is a party and agrees that each Loan Document to which it is a party remains in full force and effect, except as expressly amended hereby, notwithstanding the amendments contained herein and (b) represents and warrants to the Lenders that, as of the date hereof, both before and after giving effect hereto and the Extension: (i) the representations and warranties contained in each Loan Document are true and accurate in all

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material respects (unless qualified by materiality or Material Adverse Change, in which case such representation and warranty is true and accurate in all respects) on and as of the First Amendment Effective Date as though made on and as of such date (except to the extent that such representations and warranties relate solely to an earlier date, and except that for purposes hereof, the representations and warranties contained in Section 3.01(f) of the Credit Agreement shall be deemed to refer to the most recent statements furnished pursuant to Sections 4.01(a) and (b) thereof), (ii) no event has occurred and is continuing or would result from such Extension which constitutes an Event of Default or a Default and (iii) no Material Adverse Effect shall have occurred.
4.3    Counterparts. This First Amendment may be executed by one or more of the parties hereto in any number of separate counterparts, and all of such counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of this First Amendment by facsimile transmission shall be effective as delivery of a manually executed counterpart hereof.
4.4    No Oral Agreement. This First Amendment, the Credit Agreement and the other Loan Documents and any separate letter agreements with respect to fees payable to the Administrative Agent constitute the entire contract among the parties relating to the subject matter hereof and thereof and supersede any and all previous agreements and understandings, oral or written, relating to the subject matter hereof and thereof. This First Amendment, the Credit Agreement and the other Loan Documents represent the final agreement among the parties hereto and thereto and may not be contradicted by evidence of prior, contemporaneous or subsequent oral agreements of the parties. There are no unwritten oral agreements between the parties.
4.5    GOVERNING LAW. THIS FIRST AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.
[SIGNATURES BEGIN NEXT PAGE]

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IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to be duly executed as of the date first written above.

BORROWER:	WESTERN GAS PARTNERS, LP

	By:	Western Gas Holdings, LLC, its general partner

	By:	/s/ Jaime R. Casas
	Name:	Jaime R. Casas
	Title:	Senior Vice President, Chief Financial Officer and Treasurer

[Signature Page - First Amendment to WES 3rd A/R Revolving Credit Agreement]

LENDERS:	WELLS FARGO BANK, NATIONAL ASSOCIATION,
as Administrative Agent and a Lender

	By:	/s/ Borden Tennant
	Name:	Borden Tennant
	Title:	Vice President

[Signature Page - First Amendment to WES 3rd A/R Revolving Credit Agreement]

BARCLAYS BANK PLC,
as a Syndication Agent and a Lender

By:	/s/ Sydney G. Dennis
Name:	Sydney G. Dennis
Title:	Director

[Signature Page - First Amendment to WES 3rd A/R Revolving Credit Agreement]

CITIBANK N.A.,
as a Syndication Agent and a Lender

By:	/s/ Cathy Shepherd
Name:	Cathy Shepherd
Title:	Vice President

[Signature Page - First Amendment to WES 3rd A/R Revolving Credit Agreement]

MIZUHO BANK, LTD.,
as a Syndication Agent and a Lender

By:	/s/ Donna DeMagistris
Name:	Donna DeMagistris
Title:	Authorized Signatory

[Signature Page - First Amendment to WES 3rd A/R Revolving Credit Agreement]

MUFG BANK, LTD.,
as a Syndication Agent and a Lender

By:	/s/ Stephen W. Warfel
Name:	Stephen W. Warfel
Title:	Managing Director

[Signature Page - First Amendment to WES 3rd A/R Revolving Credit Agreement]

PNC BANK, NATIONAL ASSOCIATION,
as a Syndication Agent and a Lender

By:	/s/ Stephen Monto
Name:	Stephen Monto
Title:	SVP

[Signature Page - First Amendment to WES 3rd A/R Revolving Credit Agreement]

U.S. BANK NATIONAL ASSOCIATION,
as a Syndication Agent and a Lender

By:	/s/ Patrick Jeffrey
Name:	Patrick Jeffrey
Title:	Vice President

[Signature Page - First Amendment to WES 3rd A/R Revolving Credit Agreement]

BANK OF MONTREAL,
as a Documentation Agent and a Lender

By:	/s/ Melissa Guzmann
Name:	Melissa Guzmann
Title:	Director

[Signature Page - First Amendment to WES 3rd A/R Revolving Credit Agreement]

BRANCH BANKING AND TRUST COMPANY,
as a Documentation Agent and a Lender

By:	/s/ Lincoln LaCour
Name:	Lincoln LaCour
Title:	Vice President

[Signature Page - First Amendment to WES 3rd A/R Revolving Credit Agreement]

CAPITAL ONE, NATIONAL ASSOCIATION,
as a Documentation Agent and a Lender

By:	/s/ Cameron Breitenbach
Name:	Cameron Breitenbach
Title:	Vice President

[Signature Page - First Amendment to WES 3rd A/R Revolving Credit Agreement]

COMERICA BANK,
as a Documentation Agent and a Lender

By:	/s/ Chad W. Stephenson
Name:	Chad W. Stephenson
Title:	Vice President

[Signature Page - First Amendment to WES 3rd A/R Revolving Credit Agreement]

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH,
as a Documentation Agent and a Lender

By:	/s/ Nupur Kumar
Name:	Nupur Kumar
Title:	Authorized Signatory

By:	/s/ Andrew Griffin
Name:	Andrew Griffin
Title:	Authorized Signatory

[Signature Page - First Amendment to WES 3rd A/R Revolving Credit Agreement]

DEUTSCHE BANK AG NEW YORK BRANCH,
as a Documentation Agent and a Lender

By:	/s/ Ming K. Chu
Name:	Ming K. Chu
Title:	Director

By:	/s/ Virginia Cosenza
Name:	Virginia Cosenza
Title:	Vice President

[Signature Page - First Amendment to WES 3rd A/R Revolving Credit Agreement]

ROYAL BANK OF CANADA,
as a Documentation Agent and a Lender

By:	/s/ Jay T. Sartain
Name:	Jay T. Sartain
Title:	Authorized Signatory

[Signature Page - First Amendment to WES 3rd A/R Revolving Credit Agreement]

SOCIETE GENERALE,
as a Documentation Agent and a Lender

By:	/s/ Diego Medina
Name:	Diego Medina
Title:	Director

[Signature Page - First Amendment to WES 3rd A/R Revolving Credit Agreement]

THE BANK OF NOVA SCOTIA, HOUSTON BRANCH,
as a Documentation Agent and a Lender

By:	/s/ Donovan Crandall
Name:	Donovan Crandall
Title:	Managing Director

[Signature Page - First Amendment to WES 3rd A/R Revolving Credit Agreement]

THE TORONTO-DOMINION BANK, NEW YORK BRANCH,
as a Documentation Agent and a Lender

By:	/s/ Annie Dorval
Name:	Annie Dorval
Title:	Authorized Signatory

[Signature Page - First Amendment to WES 3rd A/R Revolving Credit Agreement]

ZIONS BANCORPORATION, N.A. DBA AMEGY BANK,
as a Lender

By:	/s/ G. Scott Collins
Name:	G. Scott Collins
Title:	Executive Vice President

By:	/s/ Patty Gorzycki
Name:	Patricia Gorzycki
Title:	Assistant Vice President

[Signature Page - First Amendment to WES 3rd A/R Revolving Credit Agreement]

STIFEL BANK & TRUST,
as a Lender

By:	/s/ Daniel P. McDonald
Name:	Daniel P. McDonald
Title:	Assistant Vice President

[Signature Page - First Amendment to WES 3rd A/R Revolving Credit Agreement]

ANNEX I
LIST OF COMMITMENTS

Lenders	Initial Amount of Commitment	Applicable Percentage*
Wells Fargo Bank, National Association	$132,857,142.86	6.642857143%
Barclays Bank PLC	$132,857,142.86	6.642857143%
Citibank, N.A.	$132,857,142.86	6.642857143%
Mizuho Bank, Ltd.	$132,857,142.86	6.642857143%
MUFG Bank, Ltd.	$132,857,142.86	6.642857143%
PNC Bank, National Association	$132,857,142.85	6.642857143%
U.S. Bank National Association	$132,857,142.85	6.642857143%
Bank of Montreal	$100,000,000.00	5.000000000%
Branch Banking and Trust Company	$100,000,000.00	5.000000000%
Capital One, National Association	$100,000,000.00	5.000000000%
Comerica Bank	$100,000,000.00	5.000000000%
Credit Suisse AG, Cayman Islands Branch	$100,000,000.00	5.000000000%
Deutsche Bank AG New York Branch	$100,000,000.00	5.000000000%
Royal Bank of Canada	$100,000,000.00	5.000000000%
Société Générale	$100,000,000.00	5.000000000%
The Bank of Nova Scotia, Houston Branch	$100,000,000.00	5.000000000%
The Toronto-Dominion Bank, New York Branch	$100,000,000.00	5.000000000%
Zions Bancorporation, N.A.. dba Amegy Bank	$50,000,000.00	2.500000000%
Stifel Bank & Trust	$20,000,000.00	1.000000000%
Total	$2,000,000,000.00	100%

*rounded to nine decimal places

Annex I
List of Commitments

ANNEX II
MAXIMUM LC ISSUANCE AMOUNTS

Issuing Banks	Maximum LC Issuance Amount
Wells Fargo Bank, National Association	$46,000,000
Barclays Bank PLC	$9,000,000
Citibank, N.A.	$9,000,000
Mizuho Bank, Ltd.	$9,000,000
MUFG Bank, Ltd.	$9,000,000
PNC Bank, National Association	$9,000,000
U.S. Bank National Association	$9,000,000
Total	$100,000,000

Annex II
Maximum LC Issuance Amounts